                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                                AMENDMENT TO THE
                          7.50% CONVERTIBLE DEBENTURES

      THIS AMENDMENT TO THE 7.50% CONVERTIBLE DEBENTURES, dated as of July 25, 2005 (the "AMENDMENT"), is entered into by and among VERSO TECHNOLOGIES, INC., a Minnesota corporation, having a principal place of business at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 (the "COMPANY"), and MAINFIELD ENTERPRISES INC. and HEIMDALL INVESTMENTS, LTD. (each a "HOLDER" and, collectively, the "HOLDERS").

                                    RECITALS

      A. WHEREAS, reference is made to the following agreements:

      (i) the 7.50% Convertible Debentures dated November 22, 2000 (the "DEBENTURES" and each a "DEBENTURE"), with an aggregate original principal amount of four million five hundred thousand dollars ($4,500,000), executed by the Company and held by the Holders, with each Holder holding a Debenture with an aggregate original principal amount of two million two hundred fifty thousand dollars ($2,250,000);

      (ii) the Warrant dated as of the date hereof, substantially in the form attached hereto as Exhibit A (the "CALLABLE WARRANT"), with respect to 1,500,000 shares of the Company's common stock, $0.01 par value per share (the "COMMON STOCK"), and executed by the Company in favor of each Holder;

      (iii) the Warrant dated as of the date hereof, substantially in the form attached hereto as Exhibit B (the "NON-CALLABLE WARRANT", and together with the Callable Warrant the "WARRANTS"), with respect to 500,000 shares of Common Stock, and executed by the Company in favor of each Holder; and

      (iv) the Registration Rights Agreement dated as of the date hereof (the "REGISTRATION RIGHTS AGREEMENT") between the Company and the Holders.

      B. WHEREAS, the Company has proposed to restructure the payment schedule of the Debentures;

      C. WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Debentures;

      D. WHEREAS, in connection with the execution and delivery of the Warrants, the Company and the Holders have agreed to amend certain terms of the Debentures.

THIS AMENDMENT SHALL CONSTITUTE A LOAN DOCUMENT AND THESE RECITALS SHALL BE CONSTRUED AS PART OF THIS AMENDMENT.

NOW, THEREFORE, IN CONSIDERATION OF THE AGREEMENTS HEREIN AND FOR OTHER VALUE RECEIVED, THE PARTIES HERETO AGREE AS FOLLOWS:

      1.    REPAYMENT OF PRINCIPAL.

(a)   The following sentence in each of the Debentures:

            FOR VALUE RECEIVED, the Company promises to pay to the order of [Name of Original Holder] or its registered assigns (the "Holder"), the principal sum of [_________________], on November 22, 2005 or such earlier date as the Debenture is required or permitted under Section 4(b) to be repaid as provided hereunder (the "Maturity Date") and to pay interest thereon at the rate of 7.50% per annum, payable in arrears on each Conversion Date (as defined herein) and on each March 31, June 30, September 30 and December 31 of each year during which this Debenture remains outstanding (for purposes of payment of interest, each Conversion Date and each quarterly date being an "Interest Payment Date"), in cash.

shall be replaced in its entirety by the following sentence:

            FOR VALUE RECEIVED, the Company promises to pay to the order of [insert name of applicable Holder] or its registered assigns (the "Holder"), the principal sum of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000), as follows (or on such earlier date as the Debenture is required or permitted to be paid under Section 4(b)):

$562,500   on July 26, 2005
$112,500   on August 1, 2005
$112,500   on September 1, 2005
$112,500   on October 1, 2005
$225,000   on November 22, 2005
$112,500   on January 1, 2006
$112,500   on February 1, 2006
$112,500   on March 1, 2006
$112,500   on April 1, 2006
$112,500   on May 1, 2006
$112,500   on June 1, 2006
$112,500   on July 1, 2006
$112,500   on August 1, 2006
$112,500   on September 1, 2006
$112,500   on October 1, 2006 (the Maturity Date)

      and to pay interest thereon at the rate of (i) 7.50% per annum until November 22, 2005 and (ii) 12.00% per annum thereafter, payable in arrears on each Conversion Date and on each March 31, June 30, September 30 and December 31 of each year during which this Debenture remains outstanding (for purposes of payment of interest, each Conversion Date and each quarterly date being an "Interest Payment Date"), in cash.

(b) The following sentence in each of the Debentures shall be stricken in its entirety and shall be null and void and of no further force or effect:

      This Debenture may not be prepaid by the Company without the prior written consent of the Holder.

      2. RELEASE. To induce the Holders to enter into this Amendment, the Company hereby releases, acquits and forever discharges each Holder and each of their respective affiliates, agents, representatives, employees, officers, directors and advisors (collectively the "HOLDER GROUP"), from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that the Company now has or ever had against the any member of the Holder Group pertaining to all matters, facts, occurrences, actions or omissions and arising on or prior to the date hereof. The Company represents and warrants to the Holders that it has not transferred or assigned to any person or entity any claim that the Company ever had or claimed to have against any member of the Holder Group.

      3. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to each Holder as follows:

                  (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment, the Warrants and the Registration Rights Agreement (collectively the "TRANSACTION DOCUMENTS"). The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereunder have been duly authorized by all necessary action on the part of the Company and its board of directors and no further consent or action is required by the Company, its board of directors or its stockholders. This Amendment, constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms. Upon the execution of this Amendment, the Company hereby reaffirms its obligations under the Debentures as amended hereby.

                  (b) The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company has no direct subsidiaries other than Needham (Delaware) Corp., TeleMate.Net Software, Inc., Provo Pre-paid (Delaware) Corp., Eltrax International, Inc. and Clarent Canada Ltd. (collectively, and together with all indirect subsidiaries, the "Subsidiaries"). Each of the Subsidiaries is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority, corporate or otherwise, to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to be in good standing could not have a Material Adverse Effect (as defined below). Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate,
      (i) adversely affect the legality, validity or enforceability of and of the Transaction Documents, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or
      (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except as do not, individually or in the aggregate, have or are reasonably be expected to result in a Material Adverse Effect.

                  (d) Consents. Other than (i) as set forth in the Transaction Documents, (ii) as already have been obtained, or (iii) a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (the "COMMISSION") reporting the execution and delivery of the Transaction Documents by the Company, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of the Transaction Documents.

                  (e) Issuance of Securities. The Debentures and the Warrants have been or will be duly and validly issued, free and clear of all liens, encumbrances, security interests, pledges, mortgages, preferential rights and rights of first refusal of any kind (collectively, "LIENS"). On the date hereof, the Company has (and will, at all times while the Debentures and the Warrants are outstanding, maintain) an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holder of the

      Debentures and the Warrants, to enable it to perform its conversion, exercise and other obligations thereunder. The shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants are collectively referred to herein as the "UNDERLYING SHARES." The Debentures, the Warrants and the Underlying Shares are collectively referred to herein as the "SECURITIES." When issued in accordance with the Debentures and the Warrants (as the case may be), the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens. The issuance of the Debentures, the Warrants and the Underlying Shares, or any of them does not and will not constitute a default under or give rise to a right of termination, cancellation, restriction or acceleration of any right or obligation of the Company or its Subsidiaries or a loss of any benefit to which the Company or its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon or applicable to the Company or its Subsidiaries or any of the properties, assets, licenses, franchises, permits or other similar authorizations of either of them.

                  (f) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (g) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgement or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (h) No Offset. All of the obligations under this Amendment are, as of the date hereof, owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by the Company).

                  (i) Private Offering. Assuming the accuracy of the representations and warranties in Sections 4, the offer, issuance and sale of the Securities to the Holders as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a), 14 and 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC DOCUMENTS" and, together with the other written materials provided to the Holders by the Company, the "DISCLOSURE MATERIALS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Except as specifically disclosed in the Disclosure Materials, (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities other than within (x) above that could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans with respect to its capital stock, consulting agreements, stock purchase plan and earnout agreements with acquired companies), or purchased or redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  (k) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

                  (l) Rights of Participation. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (m) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens described in the Disclosure Materials and Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance in all material respects.

                  (n) Absence of Certain Proceedings. Except as disclosed in the SEC Documents, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information, and the Company has no knowledge of any expected such request. Except as set forth in Schedule 3(n) hereto, there has not been, and to the best of the Company's knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company or any Subsidiary of the Company.

                  (o) Disclosure. All disclosure provided to the Purchaser regarding the Company or any of its Subsidiaries, its business and the transactions contemplated hereby, including the representations and warranties contained herein, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (p) Insurance. Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business covering all risks customarily insured against, all of which insurance is in full force and effect.

                  (q) Taxes. Each of the Company and its Subsidiaries has filed all necessary federal, state, local, and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon except for such taxes as are being contested in good faith, and, except as set forth in Schedule 3(q) hereto, the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its Subsidiaries which would have a Material Adverse Effect.

      4. INVESTMENT REPRESENTATIONS. Each Holder hereby for itself and no other Holder, represents and warrants to the Company as follows:

            (a) Investment Intent. Such Holder is acquiring the Warrants (and the shares of Common Stock issuable upon exercise thereof, collectively with the Warrants, the "Securities") as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Holder's right, subject to the provisions of the Registration Rights Agreement, to sell or otherwise dispose of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Holder does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

            (b) Holder Status. The Holder, as of the date hereof, is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (c) Experience of the Holder. Such Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

            (d) Ability of the Holder to Bear Risk of Investment. Such Holder is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

            (e) Reliance. Such Holder understands and acknowledges that: (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Holder hereby consents to the reliance.

      5. MISCELLANEOUS.

            (a) This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be amended only in writing signed by the Company and the Holder effected thereby and their respective successors and assigns.

            (b) Subject to Section 5(a), above, nothing in this Amendment shall be construed to give to any person or corporation other than the Company and each Holder any legal or equitable right, remedy or cause under this Amendment. This Amendment shall inure to the sole and exclusive benefit of the Company and the Holders.

            (c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF

ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

            (d) The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Amendment shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Amendment.

            (f) This Amendment shall be deemed part of the Debentures. Except as specifically provided herein, the Debentures remain unchanged and, as amended hereby, are and shall remain in full force and effect. No provision of this Amendment may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder effected thereby or, or, in the case of a waiver, by the Holder effected thereby. No waiver of any default with respect to any provision, condition or requirement of this Amendment shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

            IN WITNESS WHEREOF, the Company and the Holders have caused this Amendment to be duly executed by a duly authorized officer as of the date first above indicated.

                            VERSO TECHNOLOGIES, INC.

                           By: /s/ Juliet M. Reising
                               ------------------------------
                               Name: Juliet M. Reising
                                Title: EVP & CFO

                            HOLDERS

                            MAINFIELD ENTERPRISES INC.

                            By: /s/ Avi Vigder
                                -------------------------------
                                Name: Avi Vigder
                                Title: Authorized Signatory

                            HEIMDALL INVESTMENTS, LTD.

                            By: HBK Investments L.P., Investment Advisor

                            By: /s/ Kevin O' Neal
                                -------------------------------
                                Name: Kevin O' Neal
                                Title: Authorized Signatory